Fees Summary	Jan. 27, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 770,246,000
Previously Paid Amount	0
Total Fee Amount	106,370.98
Total Offset Amount	0
Net Fee	$ 106,370.98